UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2019

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (412) 456-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2019, as expected, The Kraft Heinz Company ("Kraft Heinz" or the "Company") received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2019, along with its Annual Report on Form 10-K for the fiscal year ended December 29, 2018 (the "Delinquent Periodic Reports"), the Company continues to not be in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. Previously, the Company timely submitted a plan to regain compliance with the Nasdaq Listing Rules to Nasdaq in connection with an earlier notice of non-compliance from Nasdaq. The notice received on May 17, 2019 also informed the Company that Nasdaq has granted the Company until September 11, 2019 to regain compliance by filing the Delinquent Periodic Reports and complying with certain other conditions outlined in the notice.

On May 21, 2019, the Company issued a press release announcing its receipt of the most recent notice from Nasdaq. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On May 21, 2019, Kraft Heinz announced that it expects to hold its 2019 Annual Meeting of Stockholders on September 12, 2019. Stockholders wishing to submit proposals intended for inclusion in Kraft Heinz's proxy statement for the 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may submit any such proposals to Kraft Heinz’s Corporate Secretary at 200 East Randolph Street, Suite 7600, Chicago, Illinois 60601. Any submitted proposals must be received by Kraft Heinz no later than June 28, 2019. Such proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8. In addition, stockholders wishing to nominate a candidate for election as a director or propose business for consideration at the 2019 Annual Meeting of Stockholders pursuant to the advance notice provision in Kraft Heinz's Amended and Restated By-laws may do so by submitting written notice in compliance with the requirements set forth in Kraft Heinz's Amended and Restated By-laws to Kraft Heinz's Corporate Secretary. Such notice must be received by Kraft Heinz no later than May 31, 2019.

Additional details about the time and location for the 2019 Annual Meeting of Stockholders will be included in Kraft Heinz’s proxy materials for the 2019 Annual Meeting of Stockholders.
The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains a number of forward-looking statements. Words such as “expect,” “will,” “may,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to our 2019 Annual Meeting of Stockholders. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.  Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, further material delays in the Company’s completion of its financial reporting and in the filing of the periodic reports required to be filed with the Securities and Exchange Commission, including the possibility that the ongoing reviews may identify additional errors, control deficiencies, misstatements, or material weaknesses in the Company's accounting practices, and further material delays in the filing of the Company's proxy materials. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K, except as required by applicable law or regulation.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	The Kraft Heinz Company Press Release, dated May 21, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 21, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary

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